UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

August 5, 2019

CHEMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8351	31-0791746
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 First Financial Center, 255 East 5th Street, Cincinnati, OH 45202

(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:

(513) 762-6690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240-14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Capital stock $1 par value	CHE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Item 7.01 Regulation FD Disclosure

On August 5, 2019, Chemed Corporation (“Chemed”) issued a press release updating full year December 31, 2019 guidance. A copy of the release is furnished herewith as Exhibit 99.1.

The information in the press release is being furnished, not filed, pursuant to this Item 7.01. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by Chemed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report with respect to the press release is not intended to, and does not, constitute a determination or admission by Chemed that the information in this Report with respect to the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Chemed.

Item 8.01 Other Events

On August 5, 2019, Chemed issued a press release announcing that Roto-Rooter Services Company (“RRSC”), a wholly-owned indirect subsidiary of Chemed, entered into an Asset Purchase Agreement (the “Agreement”) to purchase substantially all of the assets of HSW RR, Inc., a Delaware corporation (“HSW”) and certain related assets of its affiliates, for $120 million, subject to a working capital adjustment. HSW owns and operates fourteen Roto-Rooter franchises mainly in the southwestern section of the United States, including Los Angeles, Dallas and Phoenix. Included in the assets purchased are the assets of Western Drain Supply, Inc., a plumbing supply company. The purchase will be made using a combination of cash on-hand and borrowings under Chemed’s existing $450 million revolving credit facility. The parties anticipate closing the transaction in the third quarter following receipt of governmental approval.

A copy of the release is furnished herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

d)	Exhibits

(99.1) Registrant’s press release dated August 5, 2019
(99.2) Registrant’s press release dated August 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMED CORPORATION

Dated: August 5, 2019	By:	/s/ Michael D. Witzeman
Michael D. Witzeman
Vice President and Controller